UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 20, 2013
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

    On November 26, 2013, Hewlett-Packard Company (“HP”) issued a press release relating to its fiscal quarter and fiscal year ended October 31, 2013 entitled “HP Reports Fourth Quarter and Fiscal 2013 Results.” The text of this press release, with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information, is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), solely as a result of being included in Exhibit 99.1.

    HP’s GAAP consolidated condensed statements of earnings for the fiscal quarter and fiscal year ended October 31, 2013, HP’s GAAP consolidated condensed balance sheet as of October 31, 2013, and certain segment financial results for the fiscal quarter and fiscal year ended October 31, 2013 also are filed herewith as Exhibit 99.2. The information in Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act.

    To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share, gross cash, free cash flow, net debt, net cash, operating company net debt and operating company net cash. HP also provides forecasts of non-GAAP diluted earnings per share. A reconciliation of the adjustments to GAAP results for HP’s fiscal quarter and fiscal year ended October 31, 2013 and prior periods is included in the tables that are a part of Exhibit 99.1 or elsewhere in the materials related hereto. In addition, an explanation of the ways in which HP management uses these non-GAAP measures to evaluate its business, the substance behind HP management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP management compensates for those limitations, and the substantive reasons why HP management believes that these non-GAAP measures provide useful information to investors is included under “Use of Non-GAAP Financial Information” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net earnings, diluted earnings per share, cash and cash equivalents, cash flow from operations or total company debt prepared in accordance with GAAP.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 20, 2013, the Board of Directors (the “Board”) of HP approved amendments to HP’s Bylaws summarized below, effective immediately.

● Prior to being amended, Section 2.2(f) of Article II required that if a stockholder nominated a director outside of the proxy access provisions of HP’s Bylaws, the stockholder’s notice to HP (the “Notice”) had to include, among other requirements, a written representation and agreement that the nominee (i) is not and will not become a party to any voting agreement, arrangement or understanding as to how the nominee, if elected as a director of HP, will act or vote on any issue or question and (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than HP with respect to any direct or indirect compensation, reimbursement or identification in connection with service or action as a director (collectively, the “Agreements”). The Board approved amendments to Section 2.2(f) of Article II to clarify that only Agreements that have not been previously disclosed to HP must be included in the Notice, thereby conforming the requirements of the Notice as they pertain to the Agreements that must be delivered to HP if a stockholder nominates a director outside of the proxy access provisions of HP’s Bylaws to the written representations that must be delivered to HP if a stockholder nominates a director pursuant to the proxy access provisions in Section 2.2(h) of Article II.

● Prior to being amended, Article IX imposed a two-thirds supermajority voting threshold for stockholders to amend all or any portion of Articles II (Meetings of Stockholders) and IX (Amendments) and Sections 3.2 (Number [of Directors]), 3.3 (Election, Qualifications and Term of Office of Directors), 3.4 (Resignation and Vacancies), 6.1 (Indemnification of Directors and Officers), and 6.4 ([Indemnification] Expenses) of HP’s Bylaws. The Board approved an amendment to Article IX to change that threshold to a majority of outstanding shares voting threshold. As amended, HP’s Bylaws no longer require a greater than a majority vote on any matter put to a vote of stockholders.

    The foregoing summary does not purport to be a complete description of the amendments to HP’s Bylaws.  It is qualified in its entirety by reference to the complete Amended and Restated Bylaws of HP reflecting these amendments, which are filed with this report as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 3.1	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).

Exhibit 99.1
Text of HP’s press release relating to its fiscal quarter and fiscal year ended October 31, 2013 entitled “HP Reports Fourth Quarter and Fiscal 2013 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, segment financial results, statements of business unit revenue and certain additional financial information (furnished herewith).

Exhibit 99.2
HP’s GAAP consolidated condensed statements of earnings for the fiscal quarter and fiscal year ended October 31, 2013, HP’s GAAP consolidated condensed balance sheet as of October 31, 2013, and segment financial results for the fiscal quarter and fiscal year ended October 31, 2013 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: November 26, 2013	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).

Exhibit 99.1
Text of HP’s press release relating to its fiscal quarter and fiscal year ended October 31, 2013 entitled “HP Reports Fourth Quarter and Fiscal 2013 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, segment financial results, statements of business unit revenue and certain additional financial information (furnished herewith).

Exhibit 99.2
HP’s GAAP consolidated condensed statements of earnings for the fiscal quarter and fiscal year ended October 31, 2013, HP’s GAAP consolidated condensed balance sheet as of October 31, 2013, and segment financial results for the fiscal quarter and fiscal year ended October 31, 2013 (filed herewith).